MFS(R) Mid Cap Value Fund

                      Supplement to the Current Prospectus

Effective June 19, 2006, the fourth paragraph of the section "Principal Investment Policies and Strategies" in the Risk Return Summary of the Prospectus is hereby restated as follows:

MFS generally uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected based on fundamental and quantitative analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic political and regulatory conditions. Factors considered may include earnings, price, cash flows, growth potential and management ability.

Effective June 19, 2006, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Manager

Information regarding the portfolio manager of the fund is set forth below. Further information regarding the fund's portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager                   Primary Role            Since     Title and Five Year History
Jonathan W. Sage,                Portfolio Manager          June      Vice   President   of   MFS;   employed   in  the
Supported by a                                              2006      investment management area of MFS since 2000.
Team of Analysts


                  The date of this Supplement is June 21, 2006.